Prospectus Supplement	247634/08/07
dated August 27, 2007 to:

PUTNAM VT MONEY MARKET FUND Prospectus dated April 30, 2007

The information under the subheading “What are the funds’ main investment strategies and related risks?—Portfolio holdings” is supplemented to indicate that beginning with the quarter ending September 30, 2007, full portfolio holdings of Putnam VT Money Market Fund may be viewed on the Putnam Investments website beginning on the last business day of the month after the end of each calendar quarter. In addition, full portfolio holdings of Putnam VT Money Market Fund as of August 20, 2007 are available on the Putnam Investments website until they are superseded by holdings as of September 30, 2007.

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